Exhibit 99


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                                                               December 18, 2003

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                   Final Structural and Collateral Term Sheet
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                $633,100,791 (approximate) of Senior Certificates
                 Chase Mortgage Finance Corporation, Depositor
         Multi-Class Mortgage Pass-Through Certificates, Series 2003-S14



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                           Features of the Transaction
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o Offering consists of three tracks of senior certificates totaling $631,478,100 expected to be rated AAA by two of the rating agencies:
      Moody's and S&P. The three tracks of senior certificates are expected to consist of:
      $122,795,000 of 5.00% coupons (Track 1-30 years)
      $303,791,000 of 5.25% coupons (Track 2-30 years)
      $204,892,100 of 5.50% coupons (Track 3-30 years)
o The overall expected amount of credit support for the senior certificates is expected to be approximately 2.60% in the form of subordination with a shifting interest structure and a five-year prepayment lockout.
o All collateral consists of conventional fixed-rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one-to four-family residential properties and originated or acquired by Chase Manhattan Mortgage Corporation.
o     The amount of senior certificates is approximate and may vary by up to 5%.



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                                   Time Table
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Expected Settlement:                                           December 22, 2003
Cut-off Date:                                                   December 1, 2003
First Distribution Date:                                        January 26, 2004
Distribution Date:                                 25th of each month or the NBD



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                                   Key Terms
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Issuer: Chase Mortgage Finance Trust, 2003-S14
Underwriter: Goldman, Sachs & Co.
Servicer: Chase Manhattan Mortgage Corporation
Depositor: Chase Mortgage Finance Corporation
Trustee: Wachovia, N.A.
Type of Issuance: Public
Servicer Advancing: Yes, subject to recoverability
Compensating Interest: Yes, monthly to the extent of 1/12th of 12.5 bps per annum in compensating interest for full and partial prepayments
Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement.
Interest Accrual: Prior calendar month
Clean Up Call: 10% of the Cut-off Date principal balance of the Loans
ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel.
Tax Treatment: Multiple REMIC structure; senior certificates are regular interests.
Structure: Each track will have a senior/subordinate, shifting interest structure with a five-year prepayment lockout to junior certificates. The junior certificates will be cross-collateralized.
Expected Subordination: 2.60% for Tracks 1, 2 and 3.
Expected Rating Agencies: Two of the following three rating agencies: Moody's and S&P.
Minimum Denomination: Senior certificates - $25,000
Delivery: Senior certificates - DTC



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                                                                         30 Yr          30 Yr           30 Yr         Total
Collateral Description[1]                                               Track 1        Track 2         Track 3      All Tracks
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Total Outstanding Principal Balance:                               $127,738,946   $311,900,417    $210,361,680   $650,001,042

Number of Mortgage Loans[2]:                                                868            882             476          1,238

Average Original Principal Balance of the Mortgage Loans:                                                            $525,041

Weighted Average Annual Mortgage Interest Rate:                           5.30%          5.51%           5.85%          5.58%

Expected Servicing Fees (including Master Servicing Fee):               0.2765%        0.2765%         0.2765%        0.2765%

Weighted Average Maturity (months):                                         356            357             357            357

Weighted Average Seasoning (months):                                          3              3               3              3

Weighted Average Original Loan-To-Value Ratio:                              66%            64%             66%            65%

Owner Occupied:                                                             98%            98%             96%            97%

Cashout Refinancing/Refinancing Total:                                  15%/68%        21%/83%         24%/68%        21%/75%

Full Documentation:                                                         98%            97%             94%            96%

Weighted Average FICO Score                                                 732            729             725            728

California                                                                  18%            26%             31%            26%

Single Family Detached                                                      74%            75%             70%            73%
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[1] The final collateral will be a subset of the mortgage loans used to determine the information under Collateral Description.

[2] This represents the number of mortgage loans contributing all, or part, of their cash flow to the respective track. The number of mortgage loans is 1,238 and the total principal balance is approximately $650,001,042.



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This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.